Exhibit 99.1

Dave, a Leading Banking App with 10 Million Customers,

Announces Plans to Become Publicly Traded Company via Merger

with VPC Impact Acquisition Holdings III, Inc.

Dave’s mission is to create financial opportunity that advances America’s collective potential

Dave helps its more than 10 million customers with banking, financial insights, overdraft protection, building credit and finding side gigs

Institutional investors committed $210 million in a PIPE led by Tiger Global Management, with participation from Wellington Management and Corbin Capital Partners

Transaction assigns Dave an expected pro forma, fully-diluted equity value of approximately $4 billion

Public listing enables Dave’s accelerated growth into new products and continued rapid scale of its banking platform

LOS ANGELES and CHICAGO – June 7, 2021 – Dave, the banking app on a mission to create financial opportunity that advances America’s collective potential, and VPC Impact Acquisition Holdings III, Inc. (NYSE: VPCC) (“VPCC”), a special purpose acquisition company sponsored by Victory Park Capital (“VPC”), today announced that they have entered into a definitive agreement for a business combination that will result in Dave becoming a publicly traded company listed under the ticker symbol “DAVE,” with an expected pro forma, fully-diluted equity value of approximately $4 billion, assuming no redemptions.

Launched in 2017 as an app to help Americans avoid billions of dollars in overdraft fees charged by traditional banks, Dave is now a financial platform helping 10 million customers with banking, financial insights, overdraft protection, building credit and finding side gigs. Dave aims to help foster the financial health of its members while also giving back to the community, having pledged over 13 million meals to Feeding America since launch. To date, Dave estimates that it has helped customers avoid nearly $1 billion in overdraft fees through its flagship feature, ExtraCash, and earn over $200 million in income through its gig-economy job board, Side Hustle.

In December 2020, the company launched Dave Banking, a spending account and debit card with no monthly fees, which has already accumulated more than 1.3 million members.

“At Dave, we’re committed to improving the financial health of our members,” said Jason Wilk, CEO of Dave. “We believe the legacy financial system has failed to deliver and today, more than 150 million people need our help to build financial stability. Dave is upending the banking industry with our suite of breakthrough financial products and making a meaningful impact on our customers’ lives. This transaction and continued support from our longstanding investors signify confidence in our strategy, vision and the significant growth opportunities ahead.”

Victory Park Capital, a global investment firm headquartered in Chicago, has a long track record of executing debt and equity financing transactions with some of the largest, most innovative global fintech companies. VPC has been a longstanding investor in Dave, most recently providing a $100 million credit facility to the company in January 2021. VPCC completed its initial public offering in March 2021.

“Dave’s growth and expansion over the last few years have been significant and we believe that the company has only scratched the surface of what it can achieve,” said Brendan Carroll, Co-CEO of VPCC and Senior Partner and Co-founder of VPC. “With its strong management team, differentiated product suite and immense brand affinity, we believe Dave is well-positioned to achieve future growth and continue to disrupt the legacy financial system.”

“We have supported Jason and Dave’s management team since 2018 and we’re proud to partner with the company as it delivers upon its vision to create financial opportunity for more consumers around the world,” added Jason Brown, Partner at VPC.

Dave has been backed by world-class investors including Norwest, Section 32, Capital One, Mark Cuban Companies, The Kraft Group, SV Angel and The Chernin Group. The company’s board of directors includes Jason Wilk; Dan Preston, CEO of Metromile; Bill Maris, Google Ventures Founder; Parker Barrile, Partner at Norwest Venture Partners; and Mark Cuban.

Dave Highlights

•	Highly differentiated, impactful platform provides ease of access, speed-to-value, and data and tech capabilities with modest user adoption costs

•	Strong brand affinity with the highest favorability rating in its industry

•	Explicit focus on building community and promoting financial inclusion and education

•

Positioned to rapidly capture share in an underpenetrated and growing market of more than 150 million people currently underserved by the traditional banking system through significant marketing investment, new product development and M&A

•	Strong delivery against platform vision with Average Revenue per User (“ARPU”) increasing dramatically as users connect to Dave Bank

•	Strong unit economics and high-impact products are significantly revenue-generative

•	Highly experienced management team supported by world-class investor base

Key Transaction Terms

Upon completion of the transaction, the combined company is expected to have a fully-diluted equity value on a pro forma basis of approximately $4 billion, assuming no redemptions. It is expected to result in over $375 million of cash on the combined company’s balance sheet, reflecting a contribution of up to $254 million of cash held in VPCC’s trust account (assuming none of VPCC’s stockholders redeem their shares) and a $210 million concurrent private placement (PIPE) led by Tiger Global Management with additional participation from Wellington Management and Corbin Capital Partners.

The proposed business combination has been unanimously approved by the Boards of Directors of Dave and VPCC, and is subject to approval by VPCC’s stockholders, regulatory approvals and other customary closing conditions. The business combination is expected to close late in the third quarter or in the fourth quarter of 2021.

A more detailed description of the business combination and a copy of the Agreement and Plan of Merger will be included in a Current Report on Form 8-K to be filed by VPCC with the United States Securities and Exchange Commission (the “SEC”). VPCC will also file a registration statement (which will contain a proxy statement/prospectus) with the SEC in connection with the business combination.

Advisors

Centerview Partners LLC is serving as exclusive financial advisor and Orrick, Herrington & Sutcliffe LLP is serving as legal advisor to Dave. Citigroup and Jefferies are serving as capital markets advisors to VPCC and co-placement agents on the PIPE. White & Case LLP is serving as legal advisor to VPCC.

Management Presentation

The management teams of Dave and VPC Impact Acquisition Holdings III, Inc. will host an investor call on June 7, 2021 at 10:00 AM ET to discuss the proposed business combination and review an investor presentation. The webcast can be accessed by visiting: https://event.on24.com/wcc/r/3213523/CA426FA5CE759ABBC681D9DC13777C26. A replay will be available.

For materials and information, visit https://www.investor.dave.com for Dave and https://www.victoryparkcapital.com/vih/vpc-impact-acquisition-holdings-iii-inc/ for VPCC. VPCC will also file the presentation with the SEC as an exhibit to a Current Report on Form 8-K, which can be viewed on the SEC’s website at www.sec.gov.

Additional Information and Where to Find It

In connection with the proposed transaction (the “Proposed Transaction”), VPC Impact Acquisition Holdings III, Inc. (“VPCC”) intends to file a registration statement on Form S-4 that will include a proxy statement/prospectus of VPCC. This press release is not a substitute for the proxy statement/prospectus, that will be both the proxy statement to be distributed to holders of VPCC’s common stock in connection with its solicitation of proxies for the vote by VPCC’s stockholders with respect to the Proposed Transaction and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in connection with the Proposed Transaction. This document does not contain all the information that should be considered concerning the Proposed Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transaction. VPCC’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the registration statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Proposed Transaction, as these materials will contain important information about Dave, VPCC and the Proposed Transaction.

Investors and security holders and other interested parties are urged to read the proxy statement/prospectus and any other relevant documents that are filed or will be filed with the SEC, as well as any amendments or supplements to these documents, carefully and in their entirety when they become available because they contain or will contain important information about Dave, VPCC, the Proposed Transaction and related matters.

When available, the definitive proxy statement/prospectus and other relevant materials for the Proposed Transaction will be mailed to stockholders of VPCC as of a record date to be established for voting on the Proposed Transaction. VPCC’s stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from VPCC upon written request to VPCC by emailing vih3info@victoryparkcapital.com or by directing a request to VPCC’s secretary at c/o Victory Park Capital Advisors, LLC, 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or securityholder. However, VPCC, Dave, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from VPCC’s stockholders in connection with the Proposed Transaction under the rules of the SEC. Information regarding VPCC directors and executive officers may be found in its registration statement on Form S-1, including amendments thereto, relating to its initial public offering, and other reports which are filed with the SEC. Additional information regarding the participants will also be included in the registration statement on Form S-4 that includes the preliminary proxy statement/prospectus, when it becomes available. When available, these documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Dave’s industry and market sizes, future opportunities for VPCC, Dave and the combined company, VPCC’s and Dave’s estimated future results and the Proposed Transaction, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the Proposed Transaction. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in VPCC’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) inability to meet the closing conditions to the Proposed Transaction, including the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; (ii) the inability to complete the Proposed Transaction due to the failure to obtain approval of VPCC’s stockholders or Dave’s members, the failure to achieve the minimum amount of cash available following any redemptions by VPCC’s stockholders or the failure to meet the national stock exchange’s listing standards in connection with the consummation of the Proposed Transaction; (iii) costs related to the Proposed Transaction; (iv) a delay or failure to realize the expected benefits from the Proposed Transaction; (v) risks related to disruption of management time from ongoing business operations due to the Proposed Transaction; (vi) the impact of the ongoing COVID-19 pandemic; (vii) changes in the markets in which Dave competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (viii) changes in the markets that Dave targets; (ix) risk that Dave may not be able to execute its growth strategies, including identifying and executing acquisitions; (x) risks relating to data security; and (xi) risk that Dave may not be able to develop and maintain effective internal controls. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of VPCC’s final prospectus dated March 4, 2021 relating to its initial public offering, the registration statement on Form S-4 and proxy statement/prospectus discussed above, when available, and other documents filed by VPCC from time to time with the SEC. These filings identify and address, or will identify and address, other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about VPCC and Dave or the date of such information in the case of information from persons other than VPCC or Dave, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Dave’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Contacts

Dave

Media

press@dave.com

Investors

DaveIR@icrinc.com

VPC Impact Acquisition Holdings III, Inc.

Media

Jordan Niezelski, Edelman

jordan.niezelski@edelman.com

860.833.2947

Investors

vih3info@victoryparkcapital.com